United States Securities and Exchange Commission
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) May 14, 2007 (May 8, 2007)
HARTVILLE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51993	94-3360099

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3840 Greentree Ave., SW, Canton, OH	44706

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 484-8080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTERING INTO A MATERIAL DEFINITIVE AGREEMENT.
Securities Purchase Agreement
On May 8, 2007 the Registrant entered into a Securities Purchase Agreement with certain existing stockholders of the Registrant, pursuant to which the Registrant agreed to sell (i) $2,531,645.50, principal amount, of Original Issue Discount Secured Convertible Debentures due May 2010, convertible into shares of the Registrant’s Common Stock at a conversion price of $0.15 per share (the “Secured Convertible Debentures”) and (ii) 16,877,638 Warrants to purchase shares of Common Stock of the Registrant at an exercise price of $0.15 per share (the “Warrants”). Each purchaser under the Securities Purchase Agreement has the right to participate in subsequent financings of the Registrant. A copy of the Securities Purchase Agreement is attached as Exhibit 4.1 and incorporated herein by reference.
The Secured Convertible Debentures bear prepaid interest of $531,645.50 (7% per year) of the principal amount. The conversion price of the Secured Convertible Debentures and the exercise price of the Warrants are subject to adjustment upon stock splits or combinations, stock dividends and other similar events as well as upon certain dilutive issuances or rights offerings. The Warrants expire on May, 2010. A copy of the form of Secured Convertible Debenture and a copy of the form of Common Stock Purchase Warrant are attached as Exhibits 4.2 and 4.3, respectively, and incorporated herein by reference.
Pursuant to the terms of a Registration Rights Agreement entered into in connection with the Securities Purchase Agreement, the Registrant is obligated to register the shares of Common Stock issued upon conversion of the Secured Convertible Debentures and exercise of the Warrants under certain circumstances. A copy of the Registration Rights Agreement is attached as Exhibit 4.4 and incorporated herein by reference.
The Secured Convertible Debentures are secured by certain assets of the Registrant and its subsidiaries pari passu with the secured convertible debentures issued July 31, 2006 and February 14, 2007.
SECTION 3. SECURITIES AND TRADING MARKETS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
On May 8, 2007, the Registrant issued the Secured Convertible Debentures and the Warrants (each as defined in Item 1.01 above).
The Secured Convertible Debentures and Warrants were issued solely to “accredited investors” and “qualified institutional buyers,” each as defined in the Securities Act of 1933, as amended. The Registrant relied on Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The form of Secured Convertible Debenture is attached as Exhibit 4.2 and is incorporated herein by reference. The form of Warrant is attached as Exhibit 4.3 and is incorporated herein by reference.

SECTION 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following exhibits are incorporated by reference as part of this Report:

Exhibit	Description of Exhibit
4.1	Securities Purchase Agreement dated May 8, 2007
4.2	Form of Secured Convertible Debenture dated May 8, 2007
4.3	Form of Common Stock Purchase Warrant dated May 8, 2007
4.4	Registration Rights Agreement dated May 8, 2007
[Remainder of page intentionally left blank. Signature page follows.]

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of May, 2007.

HARTVILLE GROUP, INC.
By:	/s/ Christopher R. Sachs
Christopher R. Sachs
Chief Financial Officer and Secretary

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